UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Commonwealth International
Series Trust

791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT & ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN BANK
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Commonwealth Australia/New Zealand Fund

Africa Fund

Commonwealth Japan Fund

Commonwealth Global Fund

Commonwealth Real Estate Securities Fund

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 888-345-1898 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 888-345-1898. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Table of Contents

Shareholder Letter	1
Performance Overview
Commonwealth Australia/New Zealand Fund	5
Africa Fund	7
Commonwealth Japan Fund	10
Commonwealth Global Fund	13
Commonwealth Real Estate Securities Fund	15
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Additional Information	53
Liquidity Risk Management Program	55
Notice of Privacy Policy & Practices	59

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2020 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”).

Of course, 2020 will be remembered as the year of COVID-19. As the pandemic spread across the world, economies were shut down and the stock market buckled. The impact was swift and profound: second quarter economic growth in the U.S. fell by more than 30%, while unemployment soared above 14%; the S&P 500® Index declined around 34% from February 19 through March 23. Remarkably, the stock market is back near all-time highs following aggressive fiscal and monetary policy programs and economic relief packages. While we remain cautiously optimistic, we are cognizant of outstanding issues. We still do not have an approved vaccine, many stores and restaurants have closed permanently, office buildings remain lightly trafficked and residential and many commercial tenants are unable to pay their rents or mortgages.

Gross Domestic Product (GDP) growth rates for the second quarter of 2020 registered the largest-ever negative figures in many countries. Those for the third quarter seem to have turned positive, mainly due to a resumption of economic activities and the materialization of pent-up demand. Economic activity is likely to continue improving, but the pace is expected to be only moderate with the continuing impact of COVID-19. According to the latest World Economic Outlook (WEO) released in October 2020 by the International Monetary Fund (IMF), the global growth rate is projected to register a consequential negative 4.4 percent for 2020 and be a positive 5.2 percent for 2021. The level of global GDP for 2021 is expected to be only slightly above that for 2019. In addition, the IMF projects that a recovery in the global economy will be “uneven and uncertain.”

Each of the Funds has exposure to international investments, with the three of the Funds (Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund and Africa Fund) having a majority of their respective investments in international markets, while the Commonwealth Global Fund has around one-half of its investments in international markets, and the Commonwealth Real Estate Securities Fund has around 20%.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

ANNUAL REPORT 2020

Our investment theme includes that our shareholders may select the Funds for their individual attributes and the targeted markets they are designed to invest in. In many cases this could be an asset allocation decision by our shareholders. We continue to offer this differential characteristic among our Funds coupled with a fundamental based approach to investment selections.

As we begin on our 30th year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2020

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies, currencies, and growth prospects. Nearly half of the value of equity markets is outside the United States. The growth experienced by many of these foreign economies appears to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services that their consumers need. During the last decade in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues, which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, currency conversions, and custody fees, although these are generally not the determining factors.

ANNUAL REPORT 2020

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings, income tax, securities regulatory compliance, and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or invest in highly specific objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these costs.

Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long-term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of the outbreak may be short term or may last for an extended period of time. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

ANNUAL REPORT 2020

Performance Overview – October 31, 2020 (Unaudited)
Commonwealth Australia/New Zealand Fund

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2020 was $13.00(a) per share compared to $13.33 per share on October 31, 2019. For the twelve-month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 3.69%(b). This return figure includes the $0.83 per share distribution made in December 2019. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 15.50% and the Australian All Ordinaries Index returned -3.84%. These indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long-term goal of owning the Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long-term diversified ownership seeks to be maintained.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The 3 percent gain of the New Zealand dollar versus the U.S. dollar had a predictably positive effect on the Fund’s returns.

-	The 2 percent gain of the Australian dollar versus the U.S. dollar had a predictably positive effect on the Fund’s returns.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Fisher & Paykel Healthcare Corp. Ltd., Pacific Edge Ltd., Mainfreight Ltd., IkeGPS Group Ltd., and Sonic Healthcare Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: New Zealand Refining Co. Ltd., Millennium & Copthorne Hotels New Zealand Ltd., Freedom Foods Group Ltd., Webjet Ltd., and Scentre Group Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or distributor.

(a)	Due to GAAP financial statement adjustments, the traded NAV differs from the NAV noted on the Statements of Assets and Liabilities as of October 31, 2020.

(b)	Total return is calculated with the traded NAV on October 31, 2020.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Australia/New Zealand Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/10 to 10/31/20 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2020			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Australia/New Zealand Fund	3.69%	7.58%	5.04%	2.69%
Australian All Ordinaries Index (“AAOI”)	(3.84)%	8.22%	4.91%	—
NZX 50 Index	15.50%	14.48%	12.22%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are calculated with the traded NAV on October 31, 2020. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2020. Additional information pertaining to the Fund’s expense ratio as of October 31, 2020, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (‘‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Africa Fund

The Africa Fund’s net asset value (NAV) as of October 31, 2020 was $6.04 per share compared to $7.88 per share on October 31, 2019. For the period covered by this Annual Report, the Africa Fund posted a -21.30% cumulative total return. This return figure includes the $0.22 per share distribution made in December 2019. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned 8.25% and -7.60%, respectively for the same period. The indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2020, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The (7.1) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Gold Fields Ltd., Naspers Ltd., Prosus N.V., Impala Platinum Holdings Ltd., AngloGold Ashanti Ltd., and MultiChoice Group Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Clientele Ltd., Standard Bank Group Ltd., Capitec Bank Holdings Ltd., Comair Ltd., and Sasol Ltd.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather firsthand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Africa Fund

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/20 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2020			Total Fund Operating Expense
	1 Year	5 Year	Since Inception (11/7/11)	After Fee Waiver Ratio(a)
Africa Fund	(21.30)%	(5.56)%	(4.58)%	1.83%
MSCI Emerging Markets Index (“MSCIEM”)	8.25%	7.92%	3.68%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	(7.60)%	1.52%	(1.45)%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2020. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2021. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would be 4.35%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2020, can be found in the financial highlights.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Africa Fund

The Fund’s performance is measured against the MSCI Emerging Markets Index (‘‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (‘‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Japan Fund

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2020 was $4.03 per share compared to $4.12 per share on October 31, 2019. For the twelve-month period covered by this Annual Report, the Commonwealth Japan Fund returned -2.18%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 0.15% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2020, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 3 percent appreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably positive effect on the Fund’s returns.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Unicharm Corp., Asahi Intecc Co. Ltd., Yamato Holdings Co. Ltd., Hoya Corp., and Daikin Industries, Inc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Sosei Group Corp., East Japan Railway Co., Sumitomo Realty & Development Co. Ltd., Coca-Cola Bottlers Japan Holdings, Inc., and Fukuoka REIT Corp.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Japan Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/10 to 10/31/20 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2020			Total Fund Operating Expense After Fee Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Japan Fund	(2.18)%	4.08%	3.71%	1.75%
Tokyo Stock Price Index (“TOPIX”)	0.15%	5.52%	6.41%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2020. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2021. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would be 3.24%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2020, can be found in the financial highlights.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Japan Fund

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Global Fund

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2020 was $16.20 per share compared to $15.84 per share on October 31, 2019. For the twelve-month period covered by this Annual Report, the Commonwealth Global Fund posted a 2.27% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 4.91% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Apple, Inc., Thermo Fisher Scientific, Inc., Nice Ltd., Skyworks Solutions, Inc., and Nidec Corp.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: BP PLC, Chevron Corp., Cia Cervecerias Unidas SA, Wells Fargo & Co., and Galapagos NV.

-

The Fund’s underperformance versus the Index was due in part to the Fund’s larger allocation to international equities relative to the Index as U.S. equities had the largest positive impact on the Index’s return. The Fund’s allocation to U.S. equities during the year was on average approximately 49% compared to 66% for the MSCI World Index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Global Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/10 to 10/31/20 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2020			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Global Fund	2.27%	3.97%	3.32%	2.52%
MSCI World Index	4.91%	8.73%	9.25%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2020. Additional information pertaining to the Fund’s expense ratio as of October 31, 2020, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Real Estate Securities Fund

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2020, was $15.95 per share compared to $18.16 per share on October 31, 2019. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted -11.42% cumulative total return. This return figure includes the $0.16 per share distribution made in December 2019. The MSCI US REIT Index returned -21.00% for the same period. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: James Hardie Industries PLC, Hannon Armstrong Sustainable Infrastructure Capital, Inc., SBA Communications Corp., Techtronic Industries Co., Ltd., and D.R. Horton, Inc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Granite Point Mortgage Trust, Redwood Trust, Inc., WP Carey, Inc., Essex Property Trust, Inc., and AvalonBay Communities, Inc.

-

The Fund’s use of derivatives, which was limited to purchased and written options, had a negative impact on the Fund’s performance due primarily to the covered call options sold on Lowe’s Companies, Inc., home builders D.R. Horton, Inc. and Lennar Corp.

-

The Fund’s outperformance compared to the MSCI US REIT Index may be in part explained by our strategy of not investing solely in REITs but also investing in real estate and related industries as well as international companies. Real estate and related industries include companies and industries whose fortunes are impacted by the real estate market beyond just owning the underlying real estate.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2020

PERFORMANCE OVERVIEW – October 31, 2020 (Unaudited)
Commonwealth Real Estate Securities Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/10 to 10/31/20 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2020			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Real Estate Securities Fund	(11.42)%	2.46%	5.05%	2.63%
MSCI US REIT Index	(21.00)%	2.29%	7.12%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2020. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.61%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2020, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2020

Portfolio Composition – October 31, 2020* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Transport Operations & Services	21.7%
Power Generation	8.8%
Logistics Services	6.4%
Internet Media & Services	5.3%
Health Care Services	4.8%
Medical Equipment	4.3%
Measurement Instruments	4.3%
Health Care Facilities	4.3%
Courier Services	4.0%
Biotech	3.5%
Home Product Stores	3.5%
Real Estate Services	3.4%
Medical Devices	3.1%
Life Science & Diagnostics	2.6%
Packaged Food	2.4%
Lodging	2.4%
Multi Asset Class Owners & Developers	2.2%
Flow Control Equipment	2.1%
Gas Utilities	1.5%
Alcoholic Beverages	1.5%
Containers & Packaging	1.2%
P&C Insurance	1.1%
Agricultural Producers	1.1%
Exploration & Production	1.0%
Food & Drug Stores	0.9%
Retail REITs	0.8%
Environmental & Facilities Services	0.8%
Packaged Foods & Meats	0.1%
Health Care Supply Chain	0.5%
Coal Mining	0.2%
Integrated Electric Utilities	0.2%
100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	85.2%
Exchange Traded Funds - Africa Region	4.2%
Egypt	3.9%
Exchange Traded Funds - Nigeria	3.1%
Money Market Funds	1.9%
United Kingdom	1.7%
Botswana	0%(a)
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Medical Devices	16.1%
Transit Services	10.5%
Health Care Supplies	5.4%
Personal Care Products	5.0%
Life Insurance	4.2%
Specialty Chemicals	4.0%
Commercial & Residential Building Equipment & Systems	3.9%
Electronics Components	3.6%
IT Services	3.4%
Commercial Finance	3.4%
Multi Asset Class Owners & Developers	3.2%
Factory Automation Equipment	3.1%
Courier Services	3.0%
Logistics Services	2.7%
Food & Drug Stores	2.7%
Food & Beverage Wholesalers	2.5%
Diversified Industrials	2.2%
Building Construction	2.2%
Consumer Electronics	2.2%
Alcoholic Beverages	2.0%
Electrical Power Equipment	1.9%
Automobiles	1.9%
Other Machinery & Equipment	1.8%
Industrial Machinery	1.5%
Medical Equipment	1.5%
Multi Asset Class REITs	1.4%
Mass Merchants	1.3%
Building Maintenance Services	1.0%
Commercial Vehicles	1.0%
Money Market Funds	0.8%
Infrastructure Construction	0.6%
100.0%

*	Portfolio composition is subject to change.

(a)	Amount is less than 0.05%.

ANNUAL REPORT 2020

Portfolio Composition – October 31, 2020* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	51.0%
United Kingdom	7.6%
Japan	7.6%
Switzerland	6.5%
Israel	5.9%
Germany	3.4%
Netherlands	3.3%
India	3.0%
France	2.6%
Norway	2.5%
Denmark	1.5%
South Africa	1.2%
Chile	1.0%
Money Market Funds	1.0%
Brazil	0.9%
Panama	0.5%
Call Options Purchased	0.4%
Austria	0.1%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Infrastructure REITs	13.5%
Homebuilding	8.3%
Industrial REITs	8.0%
Data Center REITs	7.9%
Building Materials	6.7%
Commercial & Residential Building Equipment & Systems	4.3%
Office REITs	4.2%
Home Products Stores	3.8%
Self-Storage REITs	3.6%
Banks	3.6%
Multi Asset Class REITs	3.6%
Residential REITs	3.4%
Specialized REITs	3.0%
Specialty REITs	3.0%
Retail REITs	3.0%
Hotel Resorts & Cruise Lines	2.9%
Health Care REITs	2.2%
Money Market Funds	2.0%
Building Construction	1.9%
Industrial Machinery	1.9%
Mortgage Finance	1.8%
Cement & Aggregates	1.4%
Transport Operations & Services	1.4%
Trading Companies & Distributors	1.3%
Hotel REITs	1.1%
Residential Owners & Developers	0.9%
Mortgage REITs	0.9%
Retail Owners & Developers	0.2%
Agricultural Producers	0.2%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2020

Schedule of Investments – October 31, 2020
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.82%)
Australia (24.52%)
Biotech (3.33%)
CSL Ltd.	2,500	$506,135
Coal Mining (0.17%)
Coronado Global Resources, Inc. - CDI	50,000	26,195
Containers & Packaging (1.16%)
Brambles Ltd.	26,265	177,137
Environmental & Facilities Services (0.76%)
Cleanaway Waste Management Ltd.	80,000	115,328
Exploration & Production (0.96%)
Senex Energy Ltd.(a)	700,000	145,218
Gas Utilities (1.45%)
APA Group	30,000	221,167
Health Care Facilities (0.58%)
Ramsay Health Care Ltd.	2,000	87,628
Health Care Services (4.57%)
Sonic Healthcare Ltd.	28,382	695,151
Integrated Electric Utilities (0.20%)
Origin Energy Ltd.	10,617	29,865
Internet Media & Services (5.00%)
carsales.com Ltd.	21,849	319,203
SEEK Ltd.	20,000	302,383
Webjet Ltd.	57,000	139,644
		761,230
Logistics Services (1.01%)
Qube Holdings Ltd.	82,415	153,401
Medical Devices (2.94%)
Cochlear Ltd.	3,000	447,759
P&C Insurance (0.47%)
QBE Insurance Group Ltd.	12,401	71,710
Packaged Foods & Meats (0.06%)
Freedom Foods Group Ltd.(b)	60,000	9,535
Retail REITs (0.78%)
Scentre Group Ltd.	80,000	118,056
Transport Operations & Services (1.08%)
Sydney Airport Ltd.	42,990	164,824
Total Australia		3,730,339

	Shares	Fair Value
COMMON STOCKS (94.82%) – Continued
New Zealand (70.30%)
Agricultural Producers (1.05%)
New Zealand King Salmon Investments Ltd.	145,000	$160,019
Alcoholic Beverages (1.38%)
Delegat Group Ltd.	21,456	210,514
Courier Services (3.78%)
Freightways Ltd.	103,540	574,449
Flow Control Equipment (2.01%)
Skellerup Holdings Ltd.	150,000	305,306
Food & Drug Stores (0.82%)
Green Cross Health Ltd.	181,796	125,070
Health Care Facilities (3.47%)
Ryman Healthcare Ltd.	57,000	527,344
Health Care Supply Chain (0.50%)
AFT Pharmaceuticals Ltd.(a)	23,000	75,966
Home Products Stores (3.27%)
Briscoe Group Ltd.	183,520	497,717
Life Science & Diagnostics (2.50%)
Pacific Edge Ltd.(a)	800,000	380,332
Lodging (2.32%)
Millennium & Copthorne Hotels New Zealand Ltd.	300,000	352,678
Logistics Services (5.04%)
Mainfreight Ltd.	21,500	766,424
Measurement Instruments (4.12%)
ikeGPS Group Ltd.(a)	831,366	627,149
Medical Equipment (4.06%)
Fisher & Paykel Healthcare Corp. Ltd.	26,721	618,012
Multi Asset Class Owners & Developers (2.05%)
Marsden Maritime Holdings Ltd.	81,425	312,247
P&C Insurance (0.57%)
Turners Automotive Group Ltd.	50,000	86,932
Packaged Food (2.25%)
Sanford Ltd.	93,406	342,666
Power Generation (8.33%)
Infratil Ltd.	207,000	741,071
Meridian Energy Ltd.	150,000	525,586
		1,266,657

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.82%) – Continued
New Zealand (70.30%) – Continued
Real Estate Services (3.27%)
Arvida Group Ltd.	430,000	$496,936
Transport Operations & Services (19.51%)
Port of Tauranga Ltd.	55,000	263,133
South Port New Zealand Ltd.	545,780	2,705,387
		2,968,520
Total New Zealand		10,694,938
Total Common Stocks/INVESTMENTS (94.82%) (Cost $7,904,560)		14,425,277
Other Assets in Excess of Liabilities (5.18%)		787,206
NET ASSETS — 100.00%		$15,212,483

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.06% of the Fund’s net assets. See Note 12 in the Notes to Financial Statements.

CDI	— Chess Depositary Interest

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Africa Fund

	Shares	Fair Value
COMMON STOCKS (90.55%)
Botswana (0.03%)
Food & Drug Stores (0.03%)
Choppies Enterprises Ltd.(a)(b)	121,810	$524
Egypt (3.85%)
Banks (2.34%)
Commercial International Bank Egypt SAE	12,250	47,346
Other Commercial Support Services (1.51%)
Integrated Diagnostics Holdings PLC	8,700	30,581
Total Egypt		77,927
South Africa (84.94%)
Agricultural Producers (3.81%)
Astral Foods Ltd.	4,000	28,315
Crookes Brothers Ltd.(a)	8,000	22,115
Oceana Group Ltd.	7,362	26,870
		77,300
Airlines (0.00%)
Comair Ltd.(a)(b)	227,570	—
Automotive Retailers (3.43%)
Barloworld Ltd.	4,300	15,021
Bidvest Group Ltd.	4,167	34,120
Motus Holdings Ltd.(a)	8,000	20,410
		69,551
Banks (21.13%)
Capitec Bank Holdings Ltd.(a)	4,306	301,626
FirstRand Ltd.	14,300	33,038
Nedbank Group Ltd.	4,000	23,590
Standard Bank Group Ltd. - ADR	10,800	70,330
		428,584
Basic & Diversified Chemicals (0.83%)
Sasol Ltd. - ADR(a)	3,200	16,832
Building Construction (0.77%)
Wilson Bayly Holmes-Ovcon Ltd.(a)	3,000	15,624
Cable & Satellite (1.42%)
MultiChoice Group Ltd.	3,500	28,811
Coal Mining (0.99%)
Exxaro Resources Ltd.	3,000	20,098
Food & Beverage Wholesalers (2.14%)
Bid Corp. Ltd.	3,167	43,337

	Shares	Fair Value
COMMON STOCKS (90.55%) – Continued
South Africa (84.94%) – Continued
Food & Drug Stores (3.07%)
Shoprite Holdings Ltd. - ADR	7,900	$62,252
Home & Office Product Wholesalers (1.06%)
Alviva Holdings Ltd.	50,700	21,495
Infrastructure Construction (1.10%)
Murray & Roberts Holdings Ltd.(a)	45,000	22,397
Institutional Brokerage (1.65%)
Coronation Fund Managers Ltd.	14,500	33,438
Internet Media & Services (6.71%)
Naspers Ltd., N Shares(a)	700	135,974
Investment Companies (1.65%)
PSG Group Ltd.	10,400	33,370
Life & Health Insurance (1.38%)
Momentum Metropolitan Holdings	35,000	27,958
Life Insurance (5.08%)
Clientele Ltd.	90,000	43,798
Discovery Ltd.	9,000	59,172
		102,970
Logistics Services (1.41%)
Imperial Holdings Ltd. - ADR	2,400	5,016
Value Group Ltd.	87,364	23,620
		28,636
Marine Shipping (1.60%)
Grindrod Ltd.	140,000	32,345
Packaged Food (0.85%)
Tiger Brands Ltd.	1,400	17,333
Paper & Pulp Mills (0.77%)
Sappi Ltd.(a)	11,000	15,667
Precious Metals (16.59%)
Anglo American Platinum Ltd.	1,000	65,465
AngloGold Ashanti Ltd. - ADR	3,000	69,420
Gold Fields Ltd. - ADR	10,000	109,300
Impala Platinum Holdings Ltd.	10,500	92,112
		336,297
Specialty & Generic Pharmaceuticals (0.96%)
Aspen Pharmacare Holdings Ltd.(a)	3,000	19,457
Specialty Apparel Stores (1.12%)
Mr. Price Group Ltd.	3,000	22,649
Wealth Management (1.02%)
Alexander Forbes Group Holdings Ltd.	100,000	20,707

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Africa Fund

	Shares	Fair Value
COMMON STOCKS (90.55%) – Continued
South Africa (84.94%) – Continued
Wireless Telecommunications (4.40%)
MTN Group Ltd. - ADR	12,500	$44,125
Vodacom Group Ltd.	6,000	45,173
		89,298
Total South Africa		1,722,380
United Kingdom (1.73%)
Health Care Facilities (1.73%)
Mediclinic International Ltd.	9,562	35,007
Total Common Stocks (Cost $2,449,785)		1,835,838

	Shares	Fair Value
EXCHANGE-TRADED FUNDS (7.26%)
Global X MSCI Nigeria ETF	5,550	$62,532
VanEck Vectors Africa Index ETF	4,795	84,728
Total Exchange-Traded Funds (Cost $255,882)		147,260

MONEY MARKET FUNDS (1.87%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(c)	37,942	37,942
Total Money Market Funds (Cost $37,942)		37,942
Total Investments (99.68%) (Cost $2,743,609)		2,021,040
Other Assets in Excess of Liabilities (0.32%)		6,517
NET ASSETS — 100.00%		$2,027,557

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.03% of the Fund’s net assets.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.

ADR	— American Depositary Receipt

ETF	— Exchange-Traded Fund

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (97.61%)
Japan (97.61%)
Alcoholic Beverages (1.99%)
Kirin Holdings Co. Ltd.	7,000	$126,191
Automobiles (1.87%)
Toyota Motor Corp. - ADR	900	118,161
Building Construction (2.17%)
Kajima Corp.	12,850	137,300
Building Maintenance Services (1.02%)
Taihei Dengyo Kaisha Ltd.	3,000	64,815
Commercial Finance (3.38%)
Kyushu Leasing Service Co. Ltd.	13,000	73,428
ORIX Corp.	12,000	140,335
		213,763
Commercial Vehicles (0.97%)
Hino Motors Ltd.	8,000	61,290
Commercial & Residential Building Equipment & Systems (3.85%)
Daikin Industries Ltd.	1,300	243,259
Consumer Electronics (2.11%)
Sony Corp. - ADR	1,600	133,856
Courier Services (2.93%)
Yamato Holdings Co. Ltd.	7,000	185,283
Diversified Industrials (2.13%)
Hitachi Ltd.	4,000	134,809
Electrical Power Equipment (1.83%)
Meidensha Corp.	7,600	116,205
Electronics Components (3.54%)
ALPS Electric Co. Ltd.	3,000	43,280
Murata Manufacturing Co. Ltd.	1,000	70,125
Taiyo Yuden Co. Ltd.	3,000	110,954
		224,359
Factory Automation Equipment (3.01%)
FANUC Corp.	900	190,091
Food & Beverage Wholesalers (2.47%)
ITOCHU Corp. - ADR	2,000	96,400
Yamae Hisano Co. Ltd.	5,200	60,144
		156,544
Food & Drug Stores (2.61%)
Sugi Holdings Company Ltd.	2,500	165,078
Health Care Supplies (5.35%)
Hoya Corp.	3,000	338,551

	Shares	Fair Value
COMMON STOCKS (97.61%) – Continued
Japan (97.61%) – Continued
Industrial Machinery (1.48%)
SMC Corp. - ADR	3,500	$93,765
Infrastructure Construction (0.62%)
Takada Corp.	6,000	39,322
IT Services (3.30%)
INES Corp.	5,000	71,387
Otsuka Corp.	3,000	137,847
		209,234
Life Insurance (4.17%)
Dai-ichi Life Insurance Co. Ltd.	11,000	164,280
T&D Holdings, Inc.	10,000	99,935
		264,215
Logistics Services (2.67%)
Kintetsu World Express, Inc.	4,000	85,027
Nippon Express Co. Ltd.	1,500	84,115
		169,142
Mass Merchants (1.28%)
Aeon Kyushu Co. Ltd.(a)	4,500	81,255
Medical Devices (15.83%)
Asahi Intecc Co. Ltd.	20,500	635,222
Terumo Corp.	10,000	368,019
		1,003,241
Medical Equipment (1.52%)
CYBERDYNE, Inc.(a)	14,000	96,004
Multi Asset Class Owners & Developers (3.19%)
Mitsui Fudosan Company Ltd.	3,000	51,080
Sumitomo Realty & Development Co. Ltd.	4,000	107,031
Tokyu Fudosan Holdings Corp.	10,000	43,696
		201,807
Multi Asset Class REITs (1.34%)
Fukuoka REIT Corp.	70	84,853
Other Machinery & Equipment (1.81%)
Makita Corp.	2,600	114,923
Personal Care Products (4.95%)
Kao Corp.	500	35,597
Unicharm Corp.	6,000	277,610
		313,207

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (97.61%) – Continued
Japan (97.61%) – Continued
Specialty Chemicals (3.88%)
JSR Corp.	3,000	$67,802
Nippon Shokubai Company Ltd.	2,000	97,931
Shin-Etsu Chemical Co. Ltd.	600	80,136
		245,869
Transit Services (10.34%)
Daiichi Koutsu Sangyo Co. Ltd.	7,200	40,233
East Japan Railway Co.	1,500	78,436
Hankyu Hanshin Holdings, Inc.	4,400	134,339
Keikyu Corp.	6,500	90,893
Keio Corp.	3,600	209,209
Tobu Railway Co. Ltd.	3,600	102,149
		655,259
Total Common Stocks (Cost $3,720,842)		6,181,651

	Shares	Fair Value
MONEY MARKET FUNDS (0.74%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(b)	46,952	$46,952
Total Money Market Funds (Cost $46,952)		46,952
Total Investments (98.35%) (Cost $3,767,794)		6,228,603
Other Assets in Excess of Liabilities (1.65%)		104,341
NET ASSETS — 100.00%		$6,332,944

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2020.

ADR	— American Depositary Receipt

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (98.30%)
Austria (0.15%)
Integrated Oils (0.15%)
OMV AG - ADR	1,000	$23,105
Brazil (0.94%)
Data & Transaction Processors (0.94%)
Pagseguro Digital Ltd., Class A(a)	4,000	146,440
Chile (0.99%)
Alcoholic Beverages (0.99%)
Cia Cervecerias Unidas SA - ADR	14,401	154,955
Denmark (1.45%)
Banks (0.64%)
Danske Bank A/S - ADR(a)	15,000	99,098
Large Pharma (0.81%)
Novo Nordisk A/S - ADR	2,000	127,780
Total Denmark		226,878
France (2.57%)
Basic & Diversified Chemicals (2.57%)
Arkema SA - ADR	4,130	400,775
Germany (3.40%)
Automobiles (0.51%)
Porsche Automobil Holding SE - ADR	15,000	79,500
Diversified Industrials (2.89%)
Siemens AG - ADR	7,000	450,310
Total Germany		529,810
India (2.95%)
Banks (2.95%)
HDFC Bank Ltd. - ADR(a)	8,000	459,520
Israel (5.85%)
Application Software (5.85%)
NICE Ltd. - ADR(a)	4,000	913,040
Japan (7.54%)
Consumer Electronics (2.68%)
Sony Corp. - ADR	5,000	418,300
Electronics Components (4.86%)
Nidec Corp. - ADR	30,000	758,700
Total Japan		1,177,000
Netherlands (3.26%)
Personal Care Products (3.26%)
Unilever N.V. - ADR	9,000	509,040

	Shares	Fair Value
COMMON STOCKS (98.30%) – Continued
Norway (2.48%)
P&C Insurance (2.48%)
Gjensidige Forsikring ASA - ADR(a)	20,000	$386,600
Panama (0.47%)
Airlines (0.47%)
Copa Holdings, SA, Class A	1,500	73,920
South Africa (1.21%)
Food & Drug Stores (1.21%)
Shoprite Holdings Ltd. - ADR	24,000	189,120
Switzerland (6.50%)
Large Pharma (3.08%)
Roche Holding AG - ADR	12,000	479,880
Packaged Food (3.42%)
Nestlé SA - ADR	4,750	533,283
Total Switzerland		1,013,163
United Kingdom (7.59%)
Alcoholic Beverages (2.34%)
Diageo PLC - ADR	2,800	364,504
Large Pharmaceuticals (4.39%)
AstraZeneca PLC - ADR	8,000	401,279
GlaxoSmithKline PLC - ADR	8,500	284,070
		685,349
Publishing (0.86%)
Pearson PLC - ADR	20,000	133,600
Total United Kingdom		1,183,453
United States (50.95%)
Auto Parts (3.46%)
Miller Industries, Inc.	18,000	538,920
Automotive Retailers (2.72%)
Group 1 Automotive, Inc.	4,000	424,320
Banks (0.64%)
Umpqua Holdings Corp.	8,000	100,480
Communications Equipment (7.25%)
Apple, Inc.	10,400	1,132,144
Computer Hardware & Storage (2.53%)
NetApp, Inc.	9,000	395,010
Containers & Packaging (1.07%)
Amcor PLC	16,000	166,880
Courier Services (2.50%)
FedEx Corp.	1,500	389,205

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (98.30%) – Continued
United States (50.95%) – Continued
Diversified Banks (1.32%)
JPMorgan Chase & Co.	2,100	$205,884
Film & TV (2.33%)
Walt Disney Co. (The)	3,000	363,750
Gas Utilities (0.85%)
Northwest Natural Holdings Co.	3,000	133,320
Infrastructure Software (1.95%)
Microsoft Corp.	1,500	303,705
Integrated Oils (1.56%)
Chevron Corp.	3,500	243,250
Life Science & (Diagnostics (6.07%)
Thermo Fisher Scientific, Inc.	2,000	946,240
Local TV & Radio Broadcast (0.26%)
Beasley Broadcast Group, Inc., Class A	33,000	39,930
Medical Equipment (1.51%)
Dentsply Sirona, Inc.	5,000	235,950
Personal Care Products (3.08%)
Procter & Gamble Co. (The)	3,500	479,850
Rail Freight (4.02%)
Norfolk Southern Corp.	3,000	627,360

	Shares	Fair Value
COMMON STOCKS (98.30%) – Continued
United States (50.95%) – Continued
Semiconductor Devices (4.62%)
Intel Corp.	3,500	$154,980
Skyworks Solutions, Inc.	4,000	565,160
		720,140
Video Games (1.54%)
Electronic Arts, Inc.(a)	2,000	239,660
Wireless Telecommunications (1.67%)
KVH Industries, Inc.(a)	30,000	260,700
Total United States		7,946,698
Total Common Stocks (Cost $8,840,125)		15,333,517

MONEY MARKET FUNDS (1.05%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(b)	163,251	163,251
Total Money Market Funds (Cost $163,251)		163,251

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED (0.45%)
Boeing Co. (The)	6	$86,634	$255.00	January 2022	$4,920
Caterpillar, Inc.	12	188,460	120.00	January 2022	52,260
Synchrony Financial	20	50,040	20.00	January 2022	12,400
Total Call Options Purchased (Cost $68,379)					69,580
Total Investments (99.80%) (Cost $9,071,755)					15,566,348
Other Assets in Excess of Liabilities (0.20%)					30,738
NET ASSETS — 100.00%					$15,597,086

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2020.

ADR	— American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (98.32%)
Agricultural Producers (0.23%)
BrasilAgro - Company Brasileira de Propriedades Agricolas - ADR	6,432	$24,892
Banks (3.58%)
FS Bancorp, Inc.	4,316	199,873
Harleysville Financial Corp.	8,675	186,513
		386,386
Building Construction (1.93%)
Kajima Corp. - ADR	10,000	108,750
Lend Lease Group - ADR	11,900	99,544
		208,294
Building Materials (6.72%)
James Hardie Industries PLC - ADR	25,000	609,500
Tecnoglass, Inc.	25,634	115,609
		725,109
Cement & Aggregates (1.40%)
Summit Materials, Inc., Class A(a)	8,535	150,984
Commercial & Residential Building Equipment & Systems (4.28%)
Lennox International, Inc.	1,700	461,822
Data Center REITs (7.92%)
CyrusOne, Inc.	5,200	369,460
Digital Realty Trust, Inc.	3,368	486,002
		855,462
Health Care REITs (2.26%)
Physicians Realty Trust	8,000	134,880
Ventas, Inc.	2,750	108,543
		243,423
Home Products Stores (3.81%)
Lowe’s Cos., Inc.	2,600	411,060
Homebuilding (8.32%)
D.R. Horton, Inc.	5,000	334,051
Lennar Corp., Class A	4,000	280,920
NVR, Inc.(a)	50	197,655
Toll Brothers, Inc. (b)	2,000	84,560
		897,186
Hotel REITs (1.12%)
Ryman Hospitality Properties, Inc.	3,024	120,506
Hotels Resorts & Cruise Lines (2.89%)
InterContinental Hotels Group PLC - ADR(a)	6,103	312,107
Industrial Machinery (1.87%)
Techtronic Industries Company Ltd. - ADR	3,000	201,870

	Shares	Fair Value
COMMON STOCKS (98.32%) – Continued
Industrial REITs (8.00%)
EastGroup Properties, Inc.	1,200	$159,696
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,600	318,060
Prologis, Inc.	2,000	198,400
STAG Industrial, Inc.	6,000	186,720
		862,876
Infrastructure REITs (13.58%)
American Tower Corp., Class A	2,500	574,125
Crown Castle International Corp.	2,000	312,400
SBA Communications Corp., Class A	2,000	580,739
		1,467,264
Mortgage Finance (1.85%)
Ladder Capital Corp.	9,342	70,065
Redwood Trust, Inc.	15,192	129,132
		199,197
Mortgage REITs (0.86%)
Ares Commercial Real Estate Corp.	10,000	93,100
Multi Asset Class REITs (3.56%)
Washington Real Estate Investment Trust	6,000	104,880
WP Carey, Inc.	4,470	279,867
		384,747
Office REITs (4.23%)
Alexandria Real Estate Equities, Inc.	1,850	280,312
Boston Properties, Inc.	1,450	104,995
Douglas Emmett, Inc.	3,000	70,800
		456,107
Residential Owners & Developers (0.87%)
Cyrela Brazil Realty SA - ADR	22,000	94,490

Residential REITs (3.39%)
AvalonBay Communities, Inc.	1,300	180,869
Essex Property Trust, Inc.	900	184,131
		365,000
Retail Owners & Developers (0.24%)
IRSA Propiedades Comerciales SA - ADR	3,140	25,434

Retail REITs (3.00%)
National Retail Properties, Inc.	4,000	128,040
STORE Capital Corp.	7,600	195,320
		323,360

See accompanying notes to financial statements.

ANNUAL REPORT 2020

SCHEDULE OF INVESTMENTS – October 31, 2020
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (98.32%) – Continued
Self-Storage REITs (3.64%)
Extra Space Storage, Inc.	2,500	$289,875
Global Self Storage, Inc.	26,000	102,700
		392,575
Specialized REITs (3.04%)
Charter Hall Education Trust	84,196	171,623
Global Net Lease, Inc.	11,000	156,530
		328,153
Specialty REITs (2.99%)
Gladstone Land Corp.	9,700	134,539
Iron Mountain, Inc.	7,200	187,632
		322,171
Trading Companies & Distributors (1.35%)
Foundation Building Materials, Inc.(a)	10,000	145,600
Transport Operations & Services (1.39%)
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR(a)	1,300	149,955
Total Common Stocks (Cost $6,801,593)		10,609,130

	Shares	Fair Value
MONEY MARKET FUNDS (2.00%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(c)	215,314	$215,314
Total Money Market Funds (Cost $215,314)		215,314
Total Investments (100.32%) (Cost $7,016,907)		10,824,444
Liabilities in Excess of Other Assets (-0.32%)		(34,043)
NET ASSETS — 100.00%		$10,790,401

(a)	Non-income producing security.

(b)	Subject to call options written.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.

ADR	- American Depositary Receipt

REIT — Real Estate Investment Trust

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS – October 31, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Written Call Options (-0.03%)
Toll Brothers, Inc.	(20)	$(84,560)	$50.00	January 2021	$(3,600)
Total Written Options (Premiums Received $8,139)					$(3,600)

See accompanying notes to financial statements.

ANNUAL REPORT 2020

Statements of Assets and Liabilities – October 31, 2020

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS
Investments in securities at fair value (cost $7,904,560, $2,743,609, $3,767,794, $9,071,755 and $7,016,907)	$14,425,277	$2,021,040	$6,228,603	$15,566,348	$10,824,444
Cash	—	—	—	—	599
Foreign currencies, at value (cost $743,536, $85,527, $82,539, $– and $–)	738,625	85,121	82,539	—	—
Receivable for fund shares sold	5,310	85	45	184	38
Receivable for investments sold	125,000	—	—	278,227	—
Receivable from Advisor	—	3,207	2,199	—	—
Dividends and interest receivable	69,739	—	32,175	9,806	5,852
Tax reclaims receivable	—	708	670	—	—
Prepaid expenses	11,345	5,602	10,458	13,007	9,019
Total Assets	15,375,296	2,115,763	6,356,689	15,867,572	10,839,952
LIABILITIES
Due to custodian	114,631	—	—	—	—
Written options, at value (premium received $—, $—, $—, $— and $8,139)	—	—	—	—	3,600
Payable for fund shares redeemed	—	—	4,068	4,941	10,405
Payable for investments purchased	—	79,680	—	218,576	—
Payable to Advisor	7,175	—	—	7,575	5,277
Distribution (12b-1) fees accrued	5,272	783	2,506	3,843	3,480
Payable to Administrator	6,364	1,739	3,264	6,753	5,046
Payable to trustees	6,031	837	2,581	6,504	4,546
Other accrued expenses	23,340	5,167	11,326	22,294	17,197
Total Liabilities	162,813	88,206	23,745	270,486	49,551
NET ASSETS	$15,212,483	$2,027,557	$6,332,944	$15,597,086	$10,790,401
NET ASSETS CONSIST OF:
Paid-in capital	8,889,177	3,307,307	4,030,321	10,120,346	7,314,286
Accumulated earnings (deficit)	6,323,306	(1,279,750)	2,302,623	5,476,740	3,476,115
NET ASSETS	$15,212,483	$2,027,557	$6,332,944	$15,597,086	$10,790,401
Shares outstanding (unlimited number of shares authorized)	1,177,253	335,436	1,571,506	962,773	676,639
Net asset value, offering and redemption price per share(a)	$12.92	$6.04	$4.03	$16.20	$15.95

(a)

Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

Statements of Operations – For the year ended October 31, 2020

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $66,008, $12,565, $14,931, $25,913 and $3,400)	$382,621	$51,275	$86,320	$302,109	$268,194
Interest income	—	2,407	—	—	—
Total investment income	382,621	53,682	86,320	302,109	268,194
EXPENSES
Investment Advisor	108,992	16,516	45,775	114,375	83,712
Administration	74,738	11,362	31,794	79,307	58,299
Distribution (12b-1)	36,331	5,505	15,258	38,125	27,904
Legal	25,649	3,924	10,488	26,255	20,233
Registration	23,010	22,541	21,678	21,778	21,398
Trustee	21,374	3,151	9,436	23,642	17,223
Audit and tax preparation	19,474	3,530	9,821	21,837	17,337
Insurance	14,134	2,353	5,661	13,917	11,003
Transfer agent	12,000	12,000	12,000	12,000	12,000
Custodian	9,718	2,238	5,242	4,455	3,761
Pricing	8,068	6,637	7,800	1,037	1,571
Chief Compliance Officer	7,823	1,216	3,280	8,272	6,097
Printing	7,065	2,946	4,401	6,986	5,735
Interest expense	400	—	31	564	251
Miscellaneous	22,783	16,908	18,280	18,067	16,705
Total expenses	391,559	110,827	200,945	390,617	303,229
Fees contractually waived and expenses reimbursed by Advisor	—	(72,334)	(94,164)	—	—
Fees voluntarily waived by Advisor	(13,438)	—	—	(14,458)	(10,164)
Net operating expenses	378,121	38,493	106,781	376,159	293,065
Net investment income (loss)	4,500	15,189	(20,461)	(74,050)	(24,871)
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities transactions	(212,528)	(187,018)	(148,083)	(734,904)	(80,359)
Foreign currency translations	15,086	(2,176)	(1,144)	—	31
Written option contracts	—	—	—	38,608	(212,828)
Total net realized loss	(197,442)	(189,194)	(149,227)	(696,296)	(293,156)
Net change in unrealized appreciation (depreciation) on:
Investment securities	551,160	(401,246)	(1,114)	1,071,868	(1,054,986)
Foreign currency	(8,020)	(671)	1,129	—	—
Purchased option contracts	—	—	—	(9,710)	(107,977)
Written option contracts	—	—	—	(36,208)	5,775
Total net change in unrealized appreciation (depreciation)	543,140	(401,917)	15	1,025,950	(1,157,188)
Net realized and change in unrealized gain (loss) on investments	345,698	(591,111)	(149,212)	329,654	(1,450,344)
Net increase (decrease) in net assets resulting from operations	$350,198	$(575,922)	$(169,673)	$255,604	$(1,475,215)

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT 2020

Statements of Changes in Net Assets

	Commonwealth Australia/New Zealand Fund		Africa Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$4,500	$122,717	$15,189	$87,645
Net realized gain (loss)	(197,442)	886,268	(189,194)	(72,074)
Net change in unrealized appreciation (depreciation)	543,140	(48,434)	(401,917)	(17,809)
Change in net assets resulting from operations	350,198	960,551	(575,922)	(2,238)
Distributions To Shareholders From:
Earnings	(1,008,985)	(392,687)	(74,157)	(14,183)
Capital Transactions:
Proceeds from shares sold	1,784,485	1,702,071	195,944	170,082
Reinvestment of distributions	1,000,292	386,417	74,011	14,156
Amount paid for shares redeemed	(3,179,251)	(4,557,892)	(224,824)	(306,758)
Redemption fees	—	—	236	—
Change in net assets resulting from capital transactions	(394,474)	(2,469,404)	45,367	(122,520)
Net Increase (Decrease) in Net Assets	(1,053,261)	(1,901,540)	(604,712)	(138,941)
Net Assets:
Beginning of year	16,265,744	18,167,284	2,632,269	2,771,210
End of year	$15,212,483	$16,265,744	$2,027,557	$2,632,269
Share Transactions:
Shares sold	151,852	131,323	31,229	20,602
Shares issued in reinvestment of distributions	76,184	32,692	9,026	1,813
Shares redeemed	(270,812)	(357,388)	(38,984)	(36,782)
Change in shares outstanding	(42,776)	(193,373)	1,271	(14,367)

See accompanying notes to financial statements.

ANNUAL REPORT 2020

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$(20,461)	$(14,877)	$(74,050)	$(22,857)	$(24,871)	$32,424
(149,227)	2,967	(696,296)	(210,599)	(293,156)	63,835
15	736,171	1,025,950	1,354,820	(1,157,188)	1,916,520
(169,673)	724,261	255,604	1,121,364	(1,475,215)	2,012,779

—	—	—	(23,421)	(108,233)	(71,563)

426,295	575,419	280,757	219,779	494,529	263,988
—	—	—	23,341	107,821	70,962
(415,854)	(587,826)	(932,779)	(507,170)	(742,500)	(457,976)
—	6	17	—	6	—
10,441	(12,401)	(652,005)	(264,050)	(140,144)	(123,026)
(159,232)	711,860	(396,401)	833,893	(1,723,592)	1,818,190

6,492,176	5,780,316	15,993,487	15,159,594	12,513,993	10,695,803
$6,332,944	$6,492,176	$15,597,086	$15,993,487	$10,790,401	$12,513,993

108,937	150,605	17,479	14,657	30,985	15,869
—	—	—	1,751	5,876	4,959
(112,185)	(156,757)	(64,446)	(34,567)	(49,142)	(28,545)
(3,248)	(6,152)	(46,967)	(18,159)	(12,281)	(7,717)

See accompanying notes to financial statements.

ANNUAL REPORT 2020

Financial Highlights
Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2020(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of year	$13.33		$12.85	$13.13	$12.44	$10.46
Change in net assets from operations:
Net investment income	0.01		0.10	0.12	0.13	0.21
Net realized and unrealized gain (loss) from investments	0.41		0.68	(0.32)	0.87	2.08
Total from investment activities	0.42		0.78	(0.20)	1.00	2.29
Distributions:
Net investment income	(0.07)		(0.08)	(0.08)	(0.31)	(0.31)
Net realized gains	(0.76)		(0.22)	—	—	—
Total distributions	(0.83)		(0.30)	(0.08)	(0.31)	(0.31)
Redemption fees	—		—	— (b)	— (b)	— (b)
Net asset value, end of year	$12.92		$13.33	$12.85	$13.13	$12.44
Total Return	3.05%		6.45%	(1.55)%	8.25%	22.51%
Net assets, at end of year (000 omitted)	$15,212		$16,266	$18,167	$20,845	$19,273
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.60	%(c)	2.69%	2.41%	2.59%	2.84%
Ratio of gross expenses before waivers and/or reimbursements	2.70%		2.69%	2.41%	2.59%	2.84%
Ratio of net investment income (loss) to average net assets	0.03%		0.75%	0.82%	0.95%	1.92%
Portfolio turnover rate	4%		6%	14%	31%	26%

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Rounds to less than $0.005 per share.

(c)

The ratio of net expenses include $13,438 in voluntary advisory waivers representing (0.10)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

FINANCIAL HIGHLIGHTS
Africa Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of year	$7.88	$7.95	$9.00	$8.25	$8.45
Change in net assets from operations:
Net investment income	0.04	0.26	0.04	0.03	0.05
Net realized and unrealized gain (loss) from investments	(1.66)	(0.29)	(1.05)	0.77	(0.20)
Total from investment activities	(1.62)	(0.03)	(1.01)	0.80	(0.15)
Distributions:
Net investment income	(0.22)	(0.04)	(0.04)	(0.05)	(0.05)
Total distributions	(0.22)	(0.04)	(0.04)	(0.05)	(0.05)
Redemption fees	— (a)	—	— (a)	— (a)	—
Net asset value, end of year	$6.04	$7.88	$7.95	$9.00	$8.25
Total Return	(21.30)%	(0.36)%	(11.30)%	9.82%	(1.67)%
Net assets, at end of year (000 omitted)	$2,028	$2,632	$2,771	$2,766	$2,399
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	5.04%	4.35%	2.99%	3.29%	4.04%
Ratio of net investment income to average net assets	0.69%	3.14%	0.47%	0.38%	0.67%
Portfolio turnover rate	9%	5%	4%	12%	13%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of year	$4.12	$3.66	$3.82	$3.38	$3.30
Change in net assets from operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) from investments	(0.08)	0.47	(0.15)	0.46	0.11
Total from investment activities	(0.09)	0.46	(0.16)	0.44	0.08
Redemption fees	—	— (a)	— (a)	—	—
Net asset value, end of year	$4.03	$4.12	$3.66	$3.82	$3.38
Total Return	(2.18)%	12.57%	(4.19)%	13.02%	2.42%
Net assets, at end of year (000 omitted)	$6,333	$6,492	$5,780	$5,376	$4,888
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	2.03	%(b)
Ratio of gross expenses before waivers and/or reimbursements	3.29%	3.24%	2.66%	2.88%	3.22%
Ratio of net investment loss to average net assets	(0.34)%	(0.25)%	(0.40)%	(0.48)%	(0.54)%
Portfolio turnover rate	15%	10%	1%	14%	4%

(a)	Rounds to less than $0.005 per share.

(b)

Effective March 1, 2016, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp that limits Fund expenses to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

FINANCIAL HIGHLIGHTS
Commonwealth Global Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of year	$15.84		$14.75	$15.33	$13.97	$13.95
Change in net assets from operations:
Net investment loss	(0.08)		(0.02)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss) from investments	0.44		1.13	(0.51)	2.04	0.09
Total from investment activities	0.36		1.11	(0.58)	1.96	0.02
Distributions:
Net realized gains	—		(0.02)	—	(0.60)	—
Total distributions	—		(0.02)	—	(0.60)	—
Redemption fees	—	(a)	—	—	—	— (a)
Net asset value, end of year	$16.20		$15.84	$14.75	$15.33	$13.97
Total Return	2.27%		7.57%	(3.78)%	14.60%	0.14%
Net assets, at end of year (000 omitted)	$15,597		$15,993	$15,160	$16,274	$14,645
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.47	%(b)	2.52%	2.39%	2.53%	2.92%
Ratio of gross expenses before waivers and/or reimbursements	2.56%		2.52%	2.39%	2.53%	2.92%
Ratio of net investment loss to average net assets	(0.49)%		(0.15)%	(0.45)%	(0.53)%	(0.48)%
Portfolio turnover rate	8%		8%	6%	11%	45%

(a)	Rounds to less than $0.005 per share.

(b)

The ratio of net expenses include $14,458 in voluntary advisory waivers representing (0.09)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of year	$18.16		$15.35	$16.68	$14.41	$14.62
Change in net assets from operations:
Net investment income (loss)	(0.04)		0.05	0.02	— (a)	— (a)
Net realized and unrealized gain (loss) from investments	(2.01)		2.87	(1.29)	2.27	— (a)
Total from investment activities	(2.05)		2.92	(1.27)	2.27	—
Distributions:
Net investment income	(0.07)		(0.04)	—	—	—
Net realized gains	(0.09)		(0.07)	(0.06)	—	(0.21)
Total distributions	(0.16)		(0.11)	(0.06)	—	(0.21)
Redemption fees	—	(a)	—	—	—	—
Net asset value, end of year	$15.95		$18.16	$15.35	$16.68	$14.41
Total Return	(11.42)%		19.17%	(7.66)%	15.75%	0.07%
Net assets, at end of year (000 omitted)	$10,790		$12,514	$10,696	$11,163	$9,565
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.63	%(b)	2.61%	2.48%	2.61%	2.93%
Ratio of gross expenses before waivers and/or reimbursements	2.72%		2.61%	2.48%	2.61%	2.93%
Ratio of net investment income (loss) to average net assets	(0.22)%		0.28%	0.12%	—%	(0.01)%
Portfolio turnover rate	11%		11%	20%	13%	12%

(a)	Rounds to less than $0.005 per share.

(b)	The ratio of net expenses include $10,164 in voluntary waivers representing (0.09)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

ANNUAL REPORT 2020

Notes to Financial Statements – October 31, 2020

Note 1 – Organization

Commonwealth International Series Trust (the ‘‘Trust’’) was organized as a Massachusetts business trust on May 2, 1986, and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ‘‘Australia/New Zealand Fund’’), the Africa Fund, the Commonwealth Japan Fund (the ‘‘Japan Fund’’), the Commonwealth Global Fund (the ‘‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ‘‘Real Estate Securities Fund’’) (each a ‘‘Fund’’ and collectively the ‘‘Funds’’).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost only if the Trust can reasonably conclude, at each time it makes a valuation determination, that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met (trigger). The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. For the Australia/New Zealand Fund and Japan Fund, the trigger is based on a comparison between the S&P 500® Futures Index at

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. For the Africa Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various ‘‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange-traded funds – Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds – The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased Options – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy. If there is no reported close price on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. In this instance, the securities would generally be categorized as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2020:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(a)	$118,056	$14,297,686	$9,535	(b)	$14,425,277
Total	$118,056	$14,297,686	$9,535		$14,425,277

	Africa Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(a)	$1,830,298	$5,016	$524	(c)	$1,835,838
Exchange-Traded Funds	147,260	—	—		147,260
Money Market Funds	37,942	—	—		37,942
Total	$2,015,500	$5,016	$524		$2,021,040

	Japan Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$442,182	$5,739,469	$—	$6,181,651
Money Market Funds	46,952	—	—	46,952
Total	$489,134	$5,739,469	$—	$6,228,603

	Global Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$15,333,517	$—	$—	$15,333,517
Money Market Funds	163,251	—	—	163,251
Call Options Purchased	—	69,580	—	69,580
Total	$15,496,768	$69,580	$—	$15,566,348

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$10,514,640	$94,490	$—	$10,609,130
Money Market Funds	215,314	—	—	215,314
Total	$10,729,954	$94,490	$—	$10,824,444

(a)	For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(b)	Consists of the holding: Freedom Foods Group Ltd.

(c)	Consists of the holdings: Choppies Enterprises Ltd. and Comair Ltd.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts. Please refer to Note 6 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at Value
Fund	Level 1	Level 2	Level 3	Total
Real Estate Securities Fund
Written Options	$(3,600)	$—	$—	$(3,600)

The fair valued security (Level 3) held in the Australia/New Zealand Fund consisted of Freedom Foods Group Ltd., a diversified company operating in the health food sector, domiciled in Australia. A pending capital raise announcement resulted in the halting of shares from trading and a fair value determination of $105,433 as of October 31, 2020. The factors considered in determining the fair value included the nature of the cause for the halt in trading, financial statement analysis and other relevant matters affecting the value of the company. Subsequent to October 31, 2020, information became available regarding the financial statements of Freedom Foods, and the fair value was adjusted to $9,535. This change is reflected throughout the financial statements in this report.

The first fair valued security (Level 3) held in the Africa Fund consisted of Choppies Enterprises Ltd., a food retail company domiciled in Botswana. A series of events occurred that resulted in the halting of the shares from trading on the Johannesburg exchange and a fair value determination of $524 as of October 31, 2020. The second fair valued security (Level 3) held in the Africa Fund consisted of Comair Ltd. is an airline based in South Africa. A series of events occurred that resulted in the halting of the shares from trading on the Johannesburg exchange and a fair value determination of $0 as of October 31, 2020. The factors considered in determining the fair value included the nature of the cause for the halt in trading, financial statement analysis and other relevant matters affecting the value of the company.

The following are a summary of the Australia/New Zealand Fund and Africa Fund Level 3 reconciliations as of October 31, 2020:

Australia/New Zealand Fund
Balance as of October 31, 2019	$—
Change in unrealized appreciation (depreciation)	—
Transfers in to Level 3	9,535
Transfers out of Level 3	—
Balance as October 31, 2020	$9,535

Africa Fund
Balance as of October 31, 2019	$564
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)	(40)
Balance as October 31, 2020	$524

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily. Non-cash income, if any, is recorded at the fair market value of the securities received.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryforwards) annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2020, the Africa Fund, Global Fund and the Real Estate Securities Fund had contributions to capital due to redemption fees in the amount of $236, $17 and $6, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the year ended October 31, 2020, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

The Advisor entered into an expense limitation agreement through February 28, 2021, under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% and 1.50% of the average daily net assets of the Africa Fund and the Japan Fund, respectively. The Advisor may not terminate this arrangement prior to February 28, 2021, unless the investment advisory agreement is terminated. The Africa Fund and the Japan Fund each have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three fiscal years of the date of any such waiver and such repayment does not cause the Africa Fund or the Japan Fund to exceed the expense limitation in place at the time the fee was waived. As of October 31, 2020, the Advisor may seek repayment of investment advisory fee waivers and expense reimbursements in the amounts as follows:

Recoverable Through	Africa Fund	Japan Fund
October 31, 2021	$40,093	$54,644
October 31, 2022	72,515	87,704
October 31, 2023	72,334	94,164

For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Australia/New Zealand Fund, Global Fund and Real Estate Securities Fund. This voluntary waiver is not subject to recoupment.

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services, the Administrator receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of the Administrator, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds’ and the servicing of the Funds shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board has currently authorized each Fund to pay out only 0.25% under its Plan. If the Board’s intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

D) Legal Counsel – Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2020, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$630,704	$1,907,970
Africa Fund	227,209	187,603
Japan Fund	1,114,347	858,928
Global Fund	1,259,458	1,865,897
Real Estate Securities Fund	1,603,628	1,219,812

There were no purchases or sales of long-term U.S. government obligations during the year ended October 31, 2020.

Note 6 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying security price rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

Note 7 – Derivatives

The Funds’ use of derivatives for the year ended October 31, 2020, was limited to purchased and written options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Investments in securities at value (purchased options)	$69,580	Net realized gain from written option contracts	$38,608

			Net change in unrealized appreciation (depreciation) on purchased option contracts		$(9,710)

			Net change in unrealized appreciation (depreciation) on written option contracts		(36,208)
Real Estate Securities Fund
Equity Contracts	Written options, at value	(3,600)

			Net realized loss from written option contracts	(212,828)

			Net change in unrealized appreciation (depreciation) on purchased option contracts		(107,977)

			Net change in unrealized appreciation (depreciation) on written option contracts		5,775

Balance Sheet Offsetting Information – During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2020, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

The following summarizes the average ending monthly market value of derivatives outstanding during the year ended October 31, 2020:

Fund	Derivative	Average Market Value
Global Fund	Purchased options	$41,581
	Written options	(288)
Real Estate Securities Fund	Purchased options	32,838
	Written options	(144,406)

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

Note 8 – Tax Matters

At October 31, 2020, the gross unrealized appreciation (depreciation) on investments, foreign currency translations, options written and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$7,610,277	$312,841	$2,682,951	$7,353,118	$4,470,623
Gross unrealized depreciation	(1,089,560)	(1,084,843)	(225,491)	(858,525)	(662,390)
Net unrealized appreciation (depreciation) on investments	$6,520,717	$(772,002)	$2,457,460	$6,494,593	$3,808,233
Tax cost of investments	$7,904,560	$2,793,042	$3,771,143	$9,071,755	$7,012,611

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (‘‘PFICs’’).

As of October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$19,585	$62,445	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	19,585	62,445	—	—	—
Accumulated capital and other losses	(212,528)	(569,154)	(155,129)	(1,017,853)	(332,118)
Unrealized appreciation (depreciation) on investments	6,520,717	(772,002)	2,457,460	6,494,593	3,803,694
Unrealized appreciation (depreciation) on written options	—	—	—	—	4,539
Unrealized appreciation (depreciation) on foreign currency translations	(4,468)	(1,039)	292	—	—
Total accumulated earnings (deficit)	$6,323,306	$(1,279,750)	$2,302,623	$5,476,740	$3,476,115

The tax character of distributions paid during the tax years ended October 31, 2020 and 2019 were as follows:

	Australia/New Zealand Fund		Africa Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income	$82,589	$107,803	$74,157	$14,183
Net long-term capital gains	926,396	284,884	—	—
Total distributions paid	$1,008,985	$392,687	$74,157	$14,183

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

	Global Fund		Real Estate Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income	$—	$—	$56,534	$25,022
Net long-term capital gains	—	23,421	51,699	46,541
Total distributions paid	$—	$23,421	$108,233	$71,563

During the tax years ended October 31, 2020 and October 31, 2019, the Japan Fund did not pay any distributions.

As of October 31, 2020, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New Zealand Fund		Africa Fund
	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$10,464	$202,064	$10,977	$558,177

	Japan Fund		Global Fund		Real Estate Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$64,305	$83,778	$165,990	$788,918	$285,275	$—

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of October 31, 2020, the Japan Fund, Global Fund and Real Estate Fund had $7,046, $51,652 and $46,843, respectively, of qualified late-year ordinary losses, which were deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2020, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Japan Fund	Global Fund	Real Estate Securities Fund
Paid-in capital	$(28,897)	$(31,461)	$(20,633)
Accumulated earnings (deficit)	28,897	31,461	20,633

Note 9 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the prime rate in effect at the time plus 0% and any amounts not drawn will be assessed unused fees at the rate of 0.275%.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2020, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$137,658	3.77%
Japan Fund	171,804	3.25%
Real Estate Fund	163,606	3.25%

During the year ended October 31, 2020, the Australia/New Zealand Fund, Japan Fund, Global Fund and the Real Estate Securities Fund paid $400, $31, $564, and $251 in interest on borrowings and overdrafts, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2020. The Funds only utilize the line of credit for draws greater than $50,000.

Note 10 – Contractual Obligations

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 11 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

ANNUAL REPORT 2020

NOTES TO FINANCIAL STATEMENTS – October 31, 2020 – (Continued)

As of October 31, 2020, the Australia/New Zealand Fund held approximately 18% of its net assets in South Port New Zealand Ltd. Due to the large position, an increase or decrease in the value of this security may have a greater impact on the Australia/New Zealand Fund’s net asset value and total return than if the Australia/New Zealand Fund did not focus as much in this particular security.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries to which other funds invested in securities of issuers in a broader region may not be exposed. The Africa Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 12 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

On November 30, 2020, Freedom Foods Group Ltd. (“Freedom Foods”) released their audited financials for fiscal year ended June 30, 2020, as well as an investor’s presentation. It was noted that financial statements of Freedom Foods for the fiscal year ended June 30, 2020 had been prepared on a going concern basis. Freedom Foods also announced that the shares would remain halted from trading until a recapitalization plan is announced. In addition to releasing the June 30, 2020 financials, Freedom Foods also provided restated fiscal year 2019 results. In the release, Freedom Foods announced net write-downs and restatements of approximately $590 million for fiscal year 2020 and prior years, as well as a restatement of revenue. The write-downs reduced Freedom Food’s shareholder equity from $674.3 million to $61 million.

Based on the subsequent release of information noted above that existed as of the date of these financial statements, management believes the write down in fair valuation of Freedom Foods from $105,433 to $9,535 should be reflected in the financial statements of the Australia/New Zealand Fund. All necessary adjustments have been included in these financial statements.

Subsequent to October 31, 2020, income distributions were made to the shareholders of certain Commonwealth Funds, meeting the criteria of a subsequent event. The record date of the distributions was December 17, 2020, with an ex-dividend date of December 18, 2020 and a payable date of December 21, 2020.

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.016401	$19,586
Africa Fund	Income	0.180129	62,446

ANNUAL REPORT 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Commonwealth International Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest in Commonwealth International Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Commonwealth International Series Trust since 1998.

Philadelphia, Pennsylvania
December 23, 2020

ANNUAL REPORT 2020

Additional Information – October 31, 2020 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20-10/31/20	Expense Ratio During Period* 5/1/20-10/31/20
Australia/New Zealand Fund	$1,000.00	$1,256.80	$13.56	2.39%
Africa Fund	1,000.00	1,191.30	9.64	1.75%
Japan Fund	1,000.00	1,116.30	9.31	1.75%
Global Fund	1,000.00	1,145.70	12.57	2.33%
Real Estate Securities Fund	1,000.00	1,117.70	13.25	2.49%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20-10/31/20	Expense Ratio During Period* 5/1/20-10/31/20
Australia/New Zealand Fund	$1,000.00	$1,013.12	$12.09	2.39%
Africa Fund	1,000.00	1,016.34	8.87	1.75%
Japan Fund	1,000.00	1,016.34	8.87	1.75%
Global Fund	1,000.00	1,013.42	11.79	2.33%
Real Estate Securities Fund	1,000.00	1,012.62	12.60	2.49%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 366 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2020

ADDITIONAL INFORMATION – October 31, 2020 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund, Africa Fund and Real Estate Fund designates approximately 100%, 100% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income

Each of the Funds designate 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under the tax law. For the Real Estate Fund’s calendar year 2020 ordinary income dividends, 56% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2020, the Australia/New Zealand Fund and Real Estate Fund designated $926,396 and $51,699, respectively as long-term capital gain distribution.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund, Africa Fund and Real Estate Fund foreign source income per share was $0.38, $0.17 and $0.05, respectively. The Australia/New Zealand Fund foreign tax expense per share was $0.04. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2020. These shareholders will receive more detailed information along with the 2020 Form 1099-DIV.

ANNUAL REPORT 2020

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The Liquidity Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund; the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; its cash holdings and access to other funding sources (i.e., a line of credit); and its short and long-term cash flow projections. The Funds’ Board of Trustees approved the appointment of FCA Corp, the Funds’ investment adviser, as the administrator (the “Liquidity Administrator”) for the Liquidity Program. The Liquidity Administrator is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Liquidity Program’s operation and effectiveness. In preparing its annual written report (the “Report”), the Liquidity Administrator considered the data it gathered in the 9 months ended August 31, 2020 and the overall operations of the Liquidity Program since its inception on December 1, 2019 (the “Review Period”). The Report outlined the adequacy and effectiveness of the Liquidity Program since its inception and was reported to the Board at its meeting held on September 16, 2020. During the Review Period, which included the onset of the COVID-19 Pandemic and a resulting market correction, none of the Funds experienced unusual stress and disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash, had access to lines of credit, and maintained investments in highly liquid investments in order to meet shareholder redemptions in accordance with applicable requirements. The Report concluded that (i) the Funds’ Liquidity Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ Liquidity Program has been effectively implemented.

ANNUAL REPORT 2020

TRUSTEES AND OFFICERS – October 31, 2020 (Unaudited)

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Robert Scharar(a) 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	Five (5)	See Below (b)
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp, 2002 to present.	N/A	N/A

ANNUAL REPORT 2020

TRUSTEES AND OFFICERS – October 31, 2020 (Unaudited) – (Continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015

Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC (February 2019 to present); Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

				N/A	N/A
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney and Managing Partner, Practus, LLP (law firm), April 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to April 2018.	N/A	N/A
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp (December 2012 to present); Attorney/CPA.	N/A	N/A

(a)	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

(b)

Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, subsidiary companies at some of the above, and other closely held entities.

ANNUAL REPORT 2020

TRUSTEES AND OFFICERS – October 31, 2020 (Unaudited) – (Continued)

The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.

Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder (2014 to present) and of Counsel (1999 to 2014), Coplen & Banks, P.C. (and its predecessor) (law firm).

				Five (5)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Five (5)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015; Adjunct Professor, Lonestar College, 2001 to 2011; Professor, Houston Community College, September 2000 to May 2011.	Five (5)	Member, Board of Directors of the Japan-America Society of Houston (a non-profit organization)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

ANNUAL REPORT 2020

Notice of Privacy Policy & Practices (Unaudited)

Commonwealth International Series Trust (the ‘‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]

For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2020 and 2019 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2020	$57,000
Fiscal year ended October 31, 2019	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2020	$0
Fiscal year ended October 31, 2019	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2020	$10,000
Fiscal year ended October 31, 2019	$10,000

(d) All Other Fees.

Fiscal year ended October 31, 2020	$0
Fiscal year ended October 31, 2019	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) None.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$10,000	$0
FY 2019	$10,000	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Commonwealth International Series Trust

By (Signature and Title)		/s/ Robert Scharar
Robert Scharar, President

Date:	1/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert Scharar
Robert Scharar, President

Date:	1/5/2021

By (Signature and Title)		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date:	1/5/2021